UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2019

Rhinebeck Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38779	83-2117268
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

2 Jefferson Plaza, Poughkeepsie, New York		12601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:(845) 454-8555

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RBKB	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

     CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

     CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01Change in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm.

On October 7, 2019,  Rhinebeck Bancorp, Inc. (the “Company”) was notified that Baker Tilly Virchow Krause LLP, the Company’s independent registered public accounting firm, had resigned.

The audit reports of Baker Tilly Virchow Krause LLP on the consolidated financial statements of the Company as of and for each of the two most recent fiscal years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim period from January 1, 2019 through June 30, 2019,  there were (i) no disagreements with Baker Tilly Virchow Krause LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Baker Tilly Virchow Krause LLP’s satisfaction, would have caused Baker Tilly Virchow Krause LLP to make reference to the subject matter of the disagreement in connection with its reports, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the “SEC”).

Before filing this Current Report on Form 8-K with the SEC, the Company provided Baker Tilly Virchow Krause LLP with a copy of the disclosures contained in this Item 4.01(a).  The Company has requested that Baker Tilly Virchow Krause LLP issue a letter, addressed to the SEC, stating whether or not Baker Tilly Virchow Krause LLP agrees with the statements contained in this Item 4.01(a).  A copy of Baker Tilly Virchow Krause LLP’s letter dated October 10, 2019, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)    Engagement of New Independent Registered Public Accounting Firm.

On October 8, 2019, the Audit Committee of the Board of Directors of the Company engaged Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

During the two most recent fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim period from January 1, 2019 through June 30, 2019,  neither the Company nor anyone acting on its behalf consulted with Wolf & Company, P.C. on (i) any matters regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Wolf & Company, P.C. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of any disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits:

16.1Letter of Baker Tilly Virchow Krause LLP dated October 10, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RHINEBECK BANCORP, INC.

DATE: October 10, 2019	By: /s/ Michael J. Quinn
Michael J. Quinn
President and Chief Executive Officer